UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 2021

TaskUs, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40482	83-1586636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Independence Drive, Suite 100

New Braunfels, Texas 78132

(Address of Principal Executive Offices) (Zip Code)

(888) 400-8275

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	TASK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Preliminary Estimated Unaudited Financial Results for the Three Months ended September 30, 2021

On October 18, 2021, TaskUs, Inc. (“we,” “us,” “our” or the “Company”) announced preliminary estimated unaudited results for the three months ended September 30, 2021. This data is not a comprehensive statement of our financial results for the three months ended September 30, 2021, and our actual results may differ materially from this preliminary estimated data.

While we currently expect our results for the three months ended September 30, 2021 to be within the ranges set forth below, the review of our financial statements for the three months ended September 30, 2021 has not been completed. During the course of our preparation of our financial statements and related notes and the completion of the review for the three months ended September 30, 2021, additional adjustments to the preliminary estimated financial information presented below may be identified. Any such adjustments may be material. Our independent registered public accounting firm, KPMG LLP, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial data, and, accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto.

Based upon such preliminary estimated financial results, we expect service revenue, net income, Adjusted Net Income and Adjusted EBITDA for the three months ended September 30, 2021 to be within the ranges set out in the following table as compared to the results for the three months ended September 30, 2020:

	For the Three Months Ended September 30,
	2021		2020
	Estimated		Actual
	Low	High

(in thousands)	(Unaudited)
Service revenue	$199,000	$201,000	$122,425
Net income	10,124	11,898	11,456
Adjusted Net Income	31,670	33,566	22,210
Adjusted EBITDA	46,267	48,382	30,117

The following table sets forth a reconciliation of net income to Adjusted Net Income for the periods indicated. Adjusted Net Income is not a measure that is required to be disclosed by GAAP.

	For the Three Months Ended September 30,
	2021		2020
	Estimated		Actual
	Low	High

(in thousands)	(Unaudited)
Net income	$10,124	$11,898	$11,456
Amortization of intangible assets	4,710	4,714	4,711
Offering costs(1)	481	512	385
Foreign currency losses (2)	1,249	1,261	637
Loss on disposal of assets(3)	26	26	155
COVID-19 related expense(4)	—	—	1,309
Severance costs(5)	—	—	2,057
Lease termination costs(6)	—	—	1,500
Stock-based compensation expense(7)	19,195	19,291	—
Tax impacts of adjustments(8)	(4,115)	(4,136)	—

Adjusted Net Income	$31,670	$33,566	$22,210

(1)	Represents non-recurring professional service fees related to the preparation for public offerings that have been expensed during the period.
(2)	Realized and unrealized foreign currency losses include the effect of fair market value changes of forward contracts and remeasurement of U.S. dollar-denominated accounts to foreign currency.
(3)

Loss on disposal of assets mainly resulted from the writeoff of leasehold improvements associated with the termination of certain of our real estate leases during the three months ended September 30, 2020.

(4)

Represents incremental expenses incurred related to the transition to a virtual operating model and incentive and leave pay granted to employees that are directly attributable to the COVID-19 pandemic.

(5)	Represents severance payments as a result of certain cost optimization measures we undertook during the period.
(6)	Represents one-time costs associated with the termination of lease agreements for certain U.S. facilities attributable to the COVID-19 pandemic.
(7)	Represents stock-based compensation expense associated with equity-classified awards.
(8)	Represents tax impacts of adjustments to net income which resulted in a tax benefit during the period. These adjustments include stock-based compensation after the IPO.

Adjusted Net Income is a non-GAAP profitability measure that represents net income or loss for the period before the impact of amortization of intangible assets and certain items that are considered to hinder comparison of the performance of our businesses on a period-over-period basis or with other businesses. During the periods presented, we exclude from Adjusted Net Income amortization of intangible assets, offering costs, the effect of foreign currency gains and losses, losses on disposals of assets, COVID-19 related expenses, severance costs, contingent consideration, one-time payments associated with our IPO, stock-based compensation expense associated with equity-classified awards and the related effect on income taxes of certain pretax adjustments, which include costs that are required to be expensed in accordance with GAAP. Our management believes that the inclusion of supplementary adjustments to net income applied in presenting Adjusted Net Income are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future.

The following table sets forth a reconciliation of net income to Adjusted EBITDA for the periods indicated. Adjusted EBITDA is not a measure that is required to be disclosed by GAAP.

	For the Three Months Ended September 30,
	2021		2020
	Estimated		Actual
	Low	High

(in thousands)	(Unaudited)
Net income	$10,124	$11,898	$11,456
Provision for income taxes	1,448	1,600	2,564
Financing expenses	1,630	1,638	1,647
Depreciation	7,404	7,442	3,696
Amortization of intangible assets	4,710	4,714	4,711

EBITDA	25,316	27,292	24,074

Offering costs(1)	481	512	385
Foreign currency losses(2)	1,249	1,261	637
Loss on disposal of assets(3)	26	26	155
COVID-19 related expenses(4)	—	—	1,309
Severance costs(5)	—	—	2,057
Lease termination costs(6)	—	—	1,500
Stock-based compensation expense(7)	19,195	19,291	—

Adjusted EBITDA	$46,267	$48,382	$30,117

(1)	Represents non-recurring professional service fees related to the preparation for public offerings that have been expensed during the period.
(2)	Realized and unrealized foreign currency losses include the effect of fair market value changes of forward contracts and remeasurement of U.S. dollar-denominated accounts to foreign currency.
(3)

Loss on disposal of assets mainly resulted from the writeoff of leasehold improvements associated with the termination of certain of our real estate leases during the three months ended September 30, 2020.

(4)

Represents incremental expenses incurred related to the transition to a virtual operating model and incentive and leave pay granted to employees that are directly attributable to the COVID-19 pandemic.

(5)	Represents severance payments as a result of certain cost optimization measures we undertook during the period.
(6)	Represents one-time costs associated with the termination of lease agreements for certain U.S. facilities attributable to the COVID-19 pandemic.
(7)	Represents stock-based compensation expense associated with equity-classified awards.

Adjusted EBITDA is a non-GAAP profitability measure that represents EBITDA before certain items that are considered to hinder comparison of the performance of our businesses on a period-over-period basis or with other businesses. During the periods presented, we exclude from Adjusted EBITDA offering costs, the effect of foreign currency gains and losses, losses on disposals of assets, COVID-19 related expenses, severance costs, contingent consideration, one-time payments associated with our IPO and stock-based compensation expense associated with equity-classified awards, which include costs that are required to be expensed in accordance with GAAP. Our management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future.

Adjusted Net Income and Adjusted EBITDA are not recognized under GAAP and do not purport to be an alternative to net income as a measure of our performance. Such measures have limitations as analytical tools, and you should not consider any of such measures in isolation or as substitutes for our results as reported under GAAP. Adjusted Net Income and Adjusted EBITDA exclude items that can have a significant effect on our profit or loss and should, therefore, be used in conjunction with profit or loss for the period. Our management compensates for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than GAAP results alone. Because not all companies use identical calculations, these measures may not be comparable to other similarly titled measures of other companies.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to those described under “Risk Factors” in our prospectus dated June 10, 2021 (the “prospectus”), as filed with the Securities and Exchange Commission (the “SEC”) on June 14, 2021 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, as such factors may be updated from time to time in our filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKUS, INC.

By:	/s/ Bryce Maddock
Name: Bryce Maddock
Title: Chief Executive Officer

Date: October 18, 2021